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                                                                    EXHIBIT 23.1

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 27, 1997 included (or incorporated by reference) in Grand Prix Association of Long Beach, Inc.'s Form 10-KSB for the year ended November 30, 1996 and to all references to our Firm included in this registration statement.


                                         /s/ Arthur Andersen LLP
                                         -----------------------
                                         ARTHUR ANDERSEN LLP

Los Angeles, California
March 11, 1997